UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08327

Name of Fund: BlackRock Global Growth Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock
Global Growth Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2011

Date of reporting period: 08/31/2011

Item 1 – Report to Stockholders

Annual Report

BlackRock Global Growth Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Dear Shareholder

Market volatility has been extraordinary in recent months. Government debt and deficit issues in both the US and Europe have taken a toll on investor sentiment while weaker-than-expected US economic data raised concerns of another recession. Political instability and concerns that central banks have nearly exhausted their stimulus measures have further compounded investor uncer-
tainty.Although markets remain volatile and conditions are highly uncertain, BlackRock remains focused on finding opportunities in this environment.

The pages that follow reflect your fund’s reporting period ended August 31, 2011.Accordingly, the following discussion is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic given the anticipated second round of quantitative easing from the US Federal Reserve
(the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflation-
ary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield
curve.While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter.The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles abounded.

The new year brought spikes of volatility as political turmoil swept across the Middle East/North
Africa region and as prices of oil and other commodities soared. Natural disasters in Japan dis-
rupted industrial supply chains and concerns mounted over US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011.The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, com-
modities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, longer-term headwinds had been brewing. Inflationary pressures intensified in emerging economies, many of which were overheating, and the European debt crisis continued to escalate.
Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt.This development rekindled fears about the broader debt crisis and its further contagion among peripheral European countries. Concurrently, it became evident that the pace of global economic growth had slowed as higher oil prices and supply chain disruptions finally showed up in economic data. By mid-summer, confidence in policymakers was tarnished as the prolonged US debt ceiling debate revealed the degree of polarization in Washington, DC.The down-
grade of the US government’s credit rating on August 5 was the catalyst for the recent turmoil in financial markets. Extreme volatility persisted as Europe’s debt and banking crisis deepened and US economic data continued to weaken. Investors fled from riskier assets, pushing stock and high yield bond indices into negative territory for the six-month period ended August 31, while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains.Twelve-month returns on all asset classes remained positive. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

“BlackRock remains focused
on managing risk and finding
opportunities in all market
environments.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2011
	6-month	12-month
US large cap equities	(7.23)%	18.50%
(S&P 500® Index)
US small cap equities	(11.17)	22.19
(Russell 2000® Index)
International equities	(11.12)	10.01
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	(5.11)	9.07
(MSCI Emerging Markets
Index)
3-month Treasury	0.08	0.15
bill (BofA Merrill Lynch
3-Month Treasury
Bill Index)
US Treasury securities	13.04	6.21
(BofA Merrill Lynch 10-
Year US Treasury Index)
US investment grade	5.49	4.62
bonds (Barclays
Capital US Aggregate
Bond Index)
Tax exempt municipal	6.39	2.66
bonds (Barclays Capital
Municipal Bond Index)
US high yield bonds	(1.57)	8.32
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of August 31, 2011

Investment Objective

BlackRock Global Growth Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

• For the 12-month period ended August 31, 2011, the Fund under-
performed its benchmark, the MSCI All Country World Index.

What factors influenced performance?

• The Fund’s underperformance relative to the benchmark can be attrib-
uted primarily to its activity within the energy and financials sectors. In financials, the Fund’s overexposure to European and Asian banks was the largest detractor from performance, with the Fund’s banking trades being pressured by sovereign default concerns in Europe and tightening monetary conditions in emerging Asia. Within energy, the Fund’s under-
weight positions in integrated oil & gas and oil & gas refining negatively impacted returns. Integrated oil companies and refiners, particularly those in the United States, outperformed on a sharp increase in crack spreads (the difference between the price of crude oil and petroleum products extracted from it). Stock selection across oil & gas exploration
& production (“E&Ps”) and oil & gas equipment & services also detracted from performance. Macroeconomic concerns pressured the more cyclical energy stocks, such as E&Ps and oil & gas equipment
& services, while several Fund holdings announced earnings and production disappointments.

• Contributing positively to performance was a combination of the
Fund’s sub-industry allocation and stock selection across automobile manufacturers, cable & satellite providers, construction & farm machin-
ery, Japanese industrial trading companies and steel manufacturers.
Stock selection in specialty chemicals and movies & entertainment also benefited returns. The Fund’s cautious stance regarding utilities proved beneficial at a time when the sector significantly lagged the broader equity markets. Regionally, the Fund’s exposure to Japan, which focused on export-driven markets, added value.

Describe recent portfolio activity.

• Due to the overall lack of confidence in the markets, Fund management recalibrated risk in the Fund by reducing exposures to industrials, energy and materials during the 12-month period. Proceeds from these transac-
tions have been used to increase the Fund’s overweight exposure to con-
sumer staples and close its underweight in utilities. From a regional perspective, the Fund shifted its positioning to favor more developed mar-
kets over emerging markets.

Describe portfolio positioning at period end.

• As of the period end, sector bets relative to the benchmark remained small, with the exception of the Fund’s overweight exposure to the consumer staples sector.

• On March 18, 2011, the Board of Directors of the Fund approved a plan of reorganization, whereby BlackRock Global Opportunities Portfolio, a series of BlackRock Funds, will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Global Opportunities Portfolio. At a share-
holder meeting on August 25, 2011, shareholders of the Fund approved the plan of reorganization. The reorganization took place on September
12, 2011.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information
Percent of
Long-Term
Ten Largest Holdings	Investments
Exxon Mobil Corp.	2%
Royal Dutch Shell Plc, Class A	1
Google, Inc., Class A	1
PepsiCo, Inc.	1
JPMorgan Chase & Co.	1
The Procter & Gamble Co.	1
HSBC Holdings Plc	1
Roche Holding AG	1
Apple, Inc.	1
Banco Bradesco SA, Preference Shares	1

Percent of
Long-Term
Geographic Allocation	Investments
United States	49%
United Kingdom	6
Japan	6
Germany	6
Netherlands	4
South Korea	3
Hong Kong	3
France	3
Canada	3
Switzerland	2
China	2
Brazil	2
Australia	2
Other[1]	9

1Other includes a 1% or less investment in each of the following countries:
Thailand, Norway, Taiwan, Mexico, Belgium, Spain, Colombia, Luxembourg,
Indonesia, South Africa, Denmark, Malaysia, Singapore and Austria.

4	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Total Return Based on a $10,000 Investment

Performance Summary for the Period Ended August 31, 2011

			Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month	w/o sales	w/sales	w/o sales	w/sales	w/o sales	w/sales
	Total Returns	charge	charge	charge	charge	charge	charge
Institutional	(11.58)%	10.14%	N/A	3.18%	N/A	4.79%	N/A
Investor A	(11.61)	9.99	4.21%	2.93	1.82%	4.54	3.98%
Investor B	(12.03)	9.01	4.51	2.04	1.67	3.85	3.85
Investor C	(11.97)	9.15	8.15	2.10	2.10	3.69	3.69
Class R	(11.80)	9.63	N/A	2.55	N/A	4.32	N/A
MSCI All Country World Index	(8.68)	13.72	N/A	0.62	N/A	4.48	N/A

4 Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund
Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.
N/A — Not applicable as share class and index do not have a sales charge.
Past performance is not indicative of future results.

Expense Example

		Actual			Hypothetical[6]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	March 1, 2011	August 31, 2011	During the Period[5]	March 1, 2011	August 31, 2011	During the Period[5]	Expense Ratio
Institutional	$1,000.00	$884.20	$ 5.89	$1,000.00	$1,018.95	$ 6.31	1.24%
Investor A	$1,000.00	$883.90	$ 6.46	$1,000.00	$1,018.35	$ 6.92	1.36%
Investor B	$1,000.00	$879.70	$10.75	$1,000.00	$1,013.76	$11.52	2.27%
Investor C	$1,000.00	$880.30	$10.33	$1,000.00	$1,014.22	$11.07	2.18%
Class R	$1,000.00	$882.00	$ 8.40	$1,000.00	$1,016.28	$ 9.00	1.77%

5 For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period shown).
6 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	5

About Fund Performance

• Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

• Investor A Shares incur a maximum initial sales charge (front-end load)
of 5.25% and a service fee of 0.25% per year (but no distribution fee).

• Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A
Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

• Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of
0.25% per year.

• Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R
Shares are available only to certain retirement plans. Prior to January 3,
2003, Class R Share performance results are those of Institutional Shares
(which have no distribution or service fees) restated to reflect the Class R
Share fees.

Performance information reflects past performance and does not guar-
antee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end.
Performance results do not reflect the deduction of taxes that a share-
holder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.
The Fund’s investment advisor waived a portion of its investment advi-
sory fee. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and
(b) operating expenses including advisory fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense exam-
ple on the previous page (which are based on a hypothetical investment of $1,000 invested on March 1, 2011 and held through August 31,
2011) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number correspon-
ding to their share class under the heading “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ share-
holder reports.

The expenses shown in the table are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of eco-
nomic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of secu-
rities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imper-
fect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

6	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Schedule of Investments August 31, 2011 (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.6%
BHP Billiton Ltd.	37,500	$ 1,595,465
Newcrest Mining Ltd.	57,400	2,469,815
PanAust Ltd. (a)	272,040	1,067,394
		5,132,674
Austria — 0.3%
Erste Bank der Oesterreichischen
Sparkassen AG	24,500	889,750
Belgium — 0.9%
Anheuser-Busch InBev NV	52,500	2,897,878
Brazil — 1.6%
BM&F BOVESPA SA	328,200	1,927,678
Banco Bradesco SA, Preference
Shares	188,100	3,310,862
		5,238,540
Canada — 2.9%
Enbridge, Inc.	42,000	1,393,853
First Quantum Minerals Ltd.	74,200	1,825,261
Manulife Financial Corp.	121,200	1,657,171
Suncor Energy, Inc.	46,500	1,490,013
The Toronto-Dominion Bank	20,300	1,605,883
TransCanada Corp.	31,500	1,362,545
		9,334,726
China — 2.1%
China Merchants Bank Co., Ltd.	598,100	1,280,592
China Unicom Ltd.	856,000	1,793,895
Lentuo International, Inc. - ADR (a)	50,200	324,292
New Oriental Education &
Technology Group - ADR (a)	56,700	1,729,350
Tencent Holdings Ltd.	69,200	1,651,066
		6,779,195
Colombia — 0.6%
Petrominerales Ltd.	66,300	2,068,955
Denmark — 0.4%
Carlsberg A/S	16,300	1,220,396
France — 3.0%
BNP Paribas SA	23,700	1,219,044
Groupe Danone	25,600	1,747,309
LVMH Moet Hennessy Louis
Vuitton SA	12,400	2,092,671
Sanofi - Aventis	23,300	1,699,222
Technip SA	15,800	1,540,877
Unibail-Rodamco SE	7,500	1,616,215
		9,915,338

Common Stocks	Shares	Value
Germany — 5.8%
BASF SE	32,900	$ 2,339,624
Bayerische Motoren Werke AG	19,100	1,545,303
Continental AG (a)	15,600	1,150,160
Deutsche Bank AG, Registered
Shares	43,800	1,771,478
K+S AG	33,300	2,336,986
Kabel Deutschland Holding AG (a)	43,600	2,434,406
Merck KGaA	22,800	2,041,887
Metro AG	26,100	1,149,108
SAP AG - ADR	45,000	2,452,950
Volkswagen AG, Preference Shares	9,706	1,613,620
		18,835,522
Hong Kong — 3.1%
AIA Group Ltd. (a)	598,000	2,104,871
China Construction Bank, Class H	2,916,900	2,170,833
China Resources Enterprise Ltd.	496,000	2,018,545
Hong Kong Exchanges and
Clearing Ltd.	85,700	1,606,999
Wharf Holdings Ltd.	350,400	2,238,683
		10,139,931
Indonesia — 0.5%
Adaro Energy PT	5,948,900	1,459,945
Japan — 5.9%
Bridgestone Corp.	74,000	1,650,927
Daikin Industries Ltd.	49,100	1,551,818
Hino Motors Ltd.	253,100	1,470,311
Japan Tobacco, Inc.	600	2,593,323
Mitsubishi Chemical Holdings
Corp.	218,000	1,534,701
Nabtesco Corp.	66,400	1,488,069
ORIX Corp.	19,900	1,807,299
SMC Corp.	12,400	1,965,231
Softbank Corp.	65,800	2,187,513
Sumitomo Electric Industries Ltd.	107,600	1,439,278
Sumitomo Mitsui Financial Group,
Inc.	56,400	1,669,870
		19,358,340
Luxembourg — 0.5%
ArcelorMittal	79,400	1,746,591
Malaysia — 0.4%
CIMB Group Holdings Bhd	490,800	1,175,175
Mexico — 0.9%
Fomento Economico Mexicano SA
de CV - ADR	25,900	1,785,028

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the	ADR	American Depositary Receipts	JPY	Japanese Yen
Schedule of Investments, the names and	AUD	Australian Dollar	KRW	South Korean Won
descriptions of many of the securities have been	BRL	Brazilian Real	MXN	Mexican New Peso
abbreviated according to the following list:	CAD	Canadian Dollar	NOK	Norwegian Krone
	CHF	Swiss Franc	SEK	Swedish Krona
	DKK	Danish Krone	SGD	Singapore Dollar
	EUR	Euro	THB	Thai Baht
	GBP	British Pound	USD	US Dollar
See Notes to Financial Statements.	HKD	Hong Kong Dollar

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	7

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Mexico (concluded)
Grupo Modelo SA	191,600	$ 1,118,070
		2,903,098
Netherlands — 3.6%
ASML Holding NV	53,600	1,888,423
Aegon NV (a)	257,600	1,159,937
Akzo Nobel NV	34,900	1,775,004
Corio NV	15,000	870,749
Royal Dutch Shell Plc, Class A	135,100	4,517,645
Unilever NV (a)	48,900	1,657,423
		11,869,181
Norway — 1.1%
DnB NOR ASA	121,700	1,469,977
Subsea 7 SA	93,700	2,171,206
		3,641,183
Singapore — 0.4%
Straits Asia Resources Ltd.	516,300	1,168,894
South Africa — 0.4%
Naspers Ltd.	26,300	1,375,205
South Korea — 3.3%
Dongbu Insurance Co., Ltd.	58,500	2,848,081
GS Engineering & Construction
Corp.	11,700	1,148,506
Hyundai Engineering &
Construction Co., Ltd.	31,700	2,127,595
KT Corp. - ADR	91,800	1,568,862
Kia Motors Corp.	19,100	1,275,955
Samsung Life Insurance Co., Ltd.	21,300	1,703,769
		10,672,768
Spain — 0.9%
Telefonica SA	137,500	2,858,645
Switzerland — 2.3%
Adecco SA, Registered Shares (a)	47,100	2,193,621
Julius Baer Group Ltd. (a)	23,000	943,925
Roche Holding AG	20,300	3,549,739
UBS AG (a)	62,400	902,212
		7,589,497
Taiwan — 1.0%
First Financial Holding Co., Ltd.	2,340,060	1,810,870
Nan Ya Plastics Corp.	615,000	1,474,587
		3,285,457
Thailand — 1.2%
Bangkok Bank Pcl, Foreign Shares	338,700	1,848,851
Banpu Pcl	97,100	2,063,921
		3,912,772
United Kingdom — 6.1%
Afren Plc (a)	531,500	903,377
Antofagasta Plc	62,300	1,353,700
BG Group Plc	78,900	1,701,531
Barclays Plc	608,300	1,680,737
GlaxoSmithKline Plc	52,700	1,121,950
HSBC Holdings Plc	417,583	3,637,156
Kazakhmys Plc	52,300	921,457

Common Stocks	Shares	Value
United Kingdom (concluded)
National Grid Plc	202,900	$ 2,044,145
Unilever Plc (a)	52,700	1,768,377
Vodafone Group Plc - ADR	115,800	3,050,172
Xstrata Plc	100,100	1,738,475
		19,921,077
United States — 47.9%
AT&T, Inc.	87,100	2,480,608
Accenture Plc	37,300	1,998,907
Allergan, Inc.	28,000	2,290,680
American Electric Power Co., Inc.	71,500	2,762,045
Ameriprise Financial, Inc.	28,200	1,288,740
Apple, Inc. (a)	9,100	3,501,953
Applied Materials, Inc.	100,300	1,135,396
Baxter International, Inc.	14,500	811,710
Bristol-Myers Squibb Co.	44,900	1,335,775
Broadcom Corp., Class A (a)	43,100	1,536,515
CVS Caremark Corp.	58,800	2,111,508
Celgene Corp. (a)	29,700	1,766,259
Citigroup, Inc.	88,420	2,745,441
Citrix Systems, Inc. (a)	26,000	1,571,180
Clorox Co.	20,300	1,414,910
Comcast Corp., Class A	147,600	3,174,876
Comerica, Inc.	44,200	1,131,078
ConAgra Foods, Inc.	76,400	1,865,688
Costco Wholesale Corp.	28,800	2,261,952
Crown Holdings, Inc. (a)	45,400	1,610,338
Darden Restaurants, Inc.	39,000	1,875,900
Dominion Resources, Inc.	41,700	2,032,458
Dover Corp.	54,200	3,117,584
The Dow Chemical Co.	58,300	1,658,635
EMC Corp. (a)	75,400	1,703,286
eBay, Inc. (a)	63,700	1,966,419
Exelon Corp.	52,500	2,263,800
Exxon Mobil Corp.	77,600	5,745,504
F5 Networks, Inc. (a)	19,300	1,575,266
Federal Realty Investment Trust	22,200	2,010,210
FedEx Corp.	35,300	2,778,816
Freeport-McMoRan Copper & Gold,
Inc., Class B	35,200	1,659,328
General Electric Co.	173,900	2,836,309
Google, Inc., Class A (a)	7,900	4,273,584
H.J. Heinz Co.	50,600	2,663,584
Halliburton Co.	31,100	1,379,907
Henry Schein, Inc. (a)	29,600	1,950,936
Hewlett-Packard Co.	61,900	1,611,257
Huntsman Corp.	86,000	1,127,460
Informatica Corp. (a)	35,000	1,462,300
JPMorgan Chase & Co.	105,300	3,955,068
Johnson & Johnson	34,700	2,283,260
Kellogg Co.	40,600	2,205,392
KeyCorp	195,300	1,296,792
Kraft Foods, Inc.	80,900	2,833,118
Las Vegas Sands Corp. (a)	50,100	2,333,157
Liberty Global, Inc. (a)	65,300	2,637,467
Merck & Co., Inc.	55,500	1,838,160
MetLife, Inc.	58,600	1,968,960
NII Holdings, Inc. (a)	33,000	1,271,490

See Notes to Financial Statements.

8 BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Schedule of Investments (continued) (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
National Oilwell Varco, Inc.	19,800	$ 1,309,176
News Corp., Class A	130,000	2,245,100
Nike, Inc., Class B	25,700	2,226,905
Norfolk Southern Corp.	39,200	2,653,056
Occidental Petroleum Corp.	30,600	2,654,244
PPL Corp.	103,000	2,974,640
PepsiCo, Inc.	65,800	4,239,494
Pfizer, Inc.	111,900	2,123,862
The Procter & Gamble Co.	59,800	3,808,064
QLIK Technologies, Inc. (a)	58,500	1,484,730
QUALCOMM, Inc.	31,600	1,626,136
Reynolds American, Inc.	74,800	2,810,236
Rowan Cos., Inc. (a)	38,900	1,403,123
SPX Corp.	38,400	2,184,576
Schlumberger Ltd.	34,300	2,679,516
Sohu.com, Inc. (a)	22,400	1,831,200
Sprint Nextel Corp. (a)	294,800	1,108,448
Stanley Black & Decker, Inc.	25,855	1,602,493
Teradata Corp. (a)	33,500	1,754,060
Texas Instruments, Inc.	64,500	1,690,545
Verizon Communications, Inc.	54,400	1,967,648
Weatherford International Ltd. (a)	79,700	1,365,261
Whole Foods Market, Inc.	19,700	1,300,791
		156,154,270
Total Common Stocks – 98.7%		321,545,003
Rights
Taiwan — 0.0%
First Financial Holding Co., Ltd.
(expires 9/09/11)	2,151,000	12,364
Total Rights – 0.0%		12,364
Total Long-Term Investments
(Cost – $326,182,498) – 98.7%		321,557,367
Short-Term Securities
BlackRock Liquidity Funds,
TempFund, Institutional Class,
0.07% (b)(c)	12,475,009	12,475,009
Total Short-Term Securities
(Cost – $12,475,009) – 3.8%		12,475,009
Total Investments (Cost — $338,657,507*) - 102.5%		334,032,376
Liabilities in Excess of Other Assets – (2.5)%		(8,189,379)
Net Assets – 100.0%		$ 325,842,997

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2011, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 339,004,351
Gross unrealized appreciation	$ 23,911,073
Gross unrealized depreciation	(28,883,048)
Net unrealized depreciation	$ (4,971,975)

(a) Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment
Company Act of 1940, as amended, were as follows:

	Shares/		Shares/
	Beneficial		Beneficial
	Interest		Interest
	Held at		Held at
	August 31,	Net	August 31,
Affiliate	2010	Activity	2011	Income
BlackRock
Liquidity
Funds,
TempFund,
Institutional
Class	8,894,055	3,580,954	12,475,009	$ 11,990
BlackRock
Liquidity
Series, LLC
Money
Market
Series	$4,094,700	$(4,094,700)	---	$ 613

(c) Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	9

Schedule of Investments (continued)

•	Foreign currency exchange contracts as of August 31, 2011 were as follows:
							Unrealized Appreciation
	Currency	Purchased		Currency Sold	Counterparty	Settlement Date	(Depreciation)
	BRL	214,083	USD	135,179	State Street Bank & Trust Co.	9/01/11	$ (696)
	HKD	2,943,000	USD	377,618	UBS AG	9/01/11	376
	KRW	245,155,780	USD	229,934	State Street Capital Markets	9/01/11	(140)
	MXN	341,500	USD	27,342	Citibank NA	9/01/11	336
	USD	2,030,226	GBP	1,238,000	Deutsche Bank AG	9/01/11	20,580
	AUD	124,000	USD	132,329	UBS AG	9/02/11	221
	CHF	150,000	USD	183,063	UBS AG	9/02/11	3,076
	DKK	150,500	USD	29,175	Citibank NA	9/02/11	(155)
	EUR	532,000	USD	768,356	Citibank NA	9/02/11	(4,138)
	JPY	32,944,000	USD	429,239	Citibank NA	9/02/11	1,007
	NOK	491,500	USD	91,768	Citibank NA	9/02/11	(143)
	SGD	36,000	USD	29,898	Royal Bank of Scotland Plc	9/02/11	(5)
	THB	1,379,788	USD	46,039	State Street Bank & Trust Co.	9/02/11	—
	USD	295,768	GBP	182,000	Citibank NA	9/02/11	328
	AUD	4,372,000	USD	4,622,922	Citibank NA	10/07/11	29,805
					Morgan Stanley Capital
	CAD	5,658,000	USD	5,885,611	Services, Inc.	10/07/11	(112,847)
	CHF	2,222,000	USD	2,675,691	Citibank NA	10/07/11	84,274
	CHF	885,000	USD	1,124,684	UBS AG	10/07/11	(25,418)
	DKK	1,467,000	USD	282,697	Deutsche Bank AG	10/07/11	63
	EUR	4,516,000	USD	6,474,448	Citibank NA	10/07/11	9,960
	EUR	1,900,000	USD	2,713,721	Deutsche Bank AG	10/07/11	14,440
					Morgan Stanley Capital
	EUR	1,613,000	USD	2,312,469	Services, Inc.	10/07/11	3,596
	EUR	812,000	USD	1,148,005	Royal Bank of Scotland Plc	10/07/11	17,925
	EUR	885,000	USD	1,277,553	UBS AG	10/07/11	(6,805)
	GBP	5,477,000	USD	8,997,107	Citibank NA	10/07/11	(109,754)
	GBP	5,685,000	USD	9,197,674	Deutsche Bank AG	10/07/11	27,195
					Morgan Stanley Capital
	GBP	1,020,000	USD	1,669,434	Services, Inc.	10/07/11	(14,312)
	GBP	797,000	USD	1,312,065	Royal Bank of Scotland Plc	10/07/11	(18,799)
	HKD	9,231,000	USD	1,184,918	UBS AG	10/07/11	1,089
	JPY	794,396,000	USD	10,263,946	Citibank NA	10/07/11	113,681
					Morgan Stanley Capital
	JPY	347,800,000	USD	4,549,944	Services, Inc.	10/07/11	(6,443)
	JPY	182,999,000	USD	2,380,977	Royal Bank of Scotland Plc	10/07/11	9,639
	MXN	10,720,000	USD	873,802	Citibank NA	10/07/11	(7,467)
	SEK	23,515,000	USD	3,620,639	Royal Bank of Scotland Plc	10/07/11	80,318
	USD	1,753,110	AUD	1,650,000	Deutsche Bank AG	10/07/11	(2,837)
	USD	131,741	AUD	124,000	UBS AG	10/07/11	(221)
	USD	881,672	CAD	870,000	Citibank NA	10/07/11	(5,975)
	USD	808,245	CAD	798,000	Royal Bank of Scotland Plc	10/07/11	(5,942)
	USD	2,214,763	CHF	1,755,000	Citibank NA	10/07/11	34,862
	USD	183,235	CHF	150,000	UBS AG	10/07/11	(3,081)
	USD	334,208	DKK	1,750,000	Citibank NA	10/07/11	(3,099)
	USD	24,165,477	EUR	16,884,000	Citibank NA	10/07/11	(77,824)
	USD	665,849	EUR	460,000	Deutsche Bank AG	10/07/11	5,347
					Morgan Stanley Capital
	USD	10,846,924	EUR	7,507,000	Services, Inc.	10/07/11	67,817
	USD	3,591,609	GBP	2,194,000	Citibank NA	10/07/11	31,475
	USD	4,296,563	HKD	33,506,000	Citibank NA	10/07/11	(8,317)
	USD	377,741	HKD	2,943,000	UBS AG	10/07/11	(378)
	USD	9,053,232	JPY	731,185,000	Citibank NA	10/07/11	(498,636)
	USD	536,903	JPY	42,595,000	Royal Bank of Scotland Plc	10/07/11	(19,538)
	USD	2,381,948	NOK	13,100,000	Citibank NA	10/07/11	(55,367)
	USD	29,902	SGD	36,000	Royal Bank of Scotland Plc	10/07/11	4
	Total						$ (430,923)

See Notes to Financial Statements.

10	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Schedule of Investments (continued)

•Fair Value Measurements - Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized in three broad levels for financial statement purposes as follows:

•Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund's own assumptions used in determining the fair value of investments and derivative financial instruments)

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of August 31, 2011 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	—	$5,132,674	—	$ 5,132,674
Austria	—	889,750	—	889,750
Belgium	—	2,897,878	—	2,897,878
Brazil	$ 5,238,540	—	—	5,238,540
Canada	9,334,726	—	—	9,334,726
China	2,053,642	4,725,553	—	6,779,195
Colombia	2,068,955	—	—	2,068,955
Denmark	—	1,220,396	—	1,220,396
France	—	9,915,338	—	9,915,338
Germany	2,452,950	16,382,572	—	18,835,522
Hong Kong	—	10,139,931	—	10,139,931
Indonesia	—	1,459,945	—	1,459,945
Japan	—	19,358,340	—	19,358,340
Luxembourg	—	1,746,591	—	1,746,591
Malaysia	—	1,175,175	—	1,175,175
Mexico	2,903,098	—	—	2,903,098
Netherlands	—	11,869,181	—	11,869,181
Norway	—	3,641,183	—	3,641,183
Singapore	—	1,168,894	—	1,168,894
South Africa	—	1,375,205	—	1,375,205
South Korea	1,568,862	9,103,906	—	10,672,768
Spain	—	2,858,645	—	2,858,645
Switzerland	—	7,589,497	—	7,589,497
Taiwan	—	3,285,457	—	3,285,457
Thailand	—	3,912,772	—	3,912,772

See Notes to Financial Statements.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	11

Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total
United
Kingdom	$ 3,050,172$	16,870,905	—	$ 19,921,077
United States…	156,154,270	—	—	156,154,270
Rights	—	12,364	—	12,364
Short-Term
Securities	12,475,009	—	—	12,475,009
Total	$ 197,300,224$ 136,732,152$		—	$ 334,032,376

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative financial instruments[1]
Assets:
Foreign currency
exchange
contracts	—	$557,414	—	$ 557,414
Liabilities:
Foreign currency
exchange
contracts	—	(988,337)	—	(988,337)
Total	—	$ (430,923)	—	$(430,923)
[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

12	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Statement of Assets and Liabilities
August 31, 2011
Assets
Investments at value – unaffiliated (cost - $326,182,498)	$ 321,557,367
Investments at value – affiliated (cost - $12,475,009)	12,475,009
Investments sold receivable	2,332,420
Foreign currency at value (cost - $2,164,835)	2,161,813
Dividends receivable	834,110
Unrealized appreciation on foreign currency exchange contracts	557,414
Capital shares sold receivable	193,716
Total assets	340,111,849
Liabilities
Investments purchased payable	11,748,974
Unrealized depreciation on foreign currency exchange contracts	988,337
Capital shares redeemed payable	915,460
Investment advisory fees payable	205,835
Service and distribution fees payable	95,909
Officer's and Directors' fees payable	3,943
Other affiliates payable	1,900
Other accrued expenses payable	308,494
Total liabilities	14,268,852
Net Assets	$ 325,842,997
Net Assets Consist of
Paid-in capital	$ 461,013,157
Undistributed net investment income	2,570,484
Accumulated net realized loss	(132,729,623)
Net unrealized appreciation/depreciation	(5,011,021)
Net Assets	$ 325,842,997
Net Asset Value
Institutional - Based on net assets of $49,527,861 and 3,487,058 shares outstanding, 100 million shares authorized, $0.10 par value	$ 14.20
Investor A - Based on net assets of $204,881,282 and 14,623,039 shares outstanding, 100 million shares authorized, $0.10 par value	$ 14.01
Investor B - Based on net assets of $4,905,876 and 368,493 shares outstanding, 300 million shares authorized, $0.10 par value	$ 13.31
Investor C - Based on net assets of $49,803,313 and 3,761,160 shares outstanding, 100 million shares authorized, $0.10 par value	$ 13.24
Class R - Based on net assets of $16,724,665 and 1,236,388 shares outstanding, 300 million shares authorized, $0.10 par value	$ 13.53

See Notes to Financial Statements.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	13

Statement of Operations
Year Ended August 31, 2011
Investment Income
Dividends - unaffiliated	$ 8,325,763
Foreign taxes withheld	(578,361)
Dividends - affiliated	11,990
Securities lending - affiliated	613
Total income	7,760,005
Expenses
Investment advisory	2,866,325
Service - Investor A	599,226
Service and distribution - Investor B	65,719
Service and distribution - Investor C	593,953
Service and distribution - Class R	99,582
Transfer agent - Institutional	149,753
Transfer agent - Investor A	389,468
Transfer agent - Investor B	20,266
Transfer agent - Investor C	134,343
Transfer agent - Class R	59,060
Custodian	129,954
Professional	126,774
Printing	120,288
Accounting services	107,025
Registration	73,756
Officer and Directors	23,272
Miscellaneous	33,900
Total expenses	5,592,664
Less fees waived by advisor	(5,156)
Total expenses after fees waived	5,587,508
Net investment income	2,172,497
Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	38,966,107
Foreign currency transactions	1,149,577
Options written	444,582
40,560,266
Net change in unrealized appreciation/depreciation on:
Investments	(2,827,816)
Foreign currency transactions	(1,068,206)
Options written	(82,315)
(3,978,337)
Total realized and unrealized gain	36,581,929
Net Increase in Net Assets Resulting from Operations	$ 38,754,426

See Notes to Financial Statements.

14	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Statements of Changes in Net Assets
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2011	2010
Operations
Net investment income	$ 2,172,497	$ 2,149,378
Net realized gain	40,560,266	57,650,335
Net change in unrealized appreciation/depreciation	(3,978,337)	(55,775,254)
Net increase in net assets resulting from operations	38,754,426	4,024,459
Dividends to Shareholders From
Net investment income:
Institutional	(528,549)	(1,465,634)
Investor A	(1,769,610)	(4,156,077)
Investor B	–	(30,918)
Investor C	–	(713,213)
Class R	(99,219)	(256,528)
Decrease in net assets resulting from dividends to shareholders	(2,397,378)	(6,622,370)
Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(56,878,460)	(46,015,877)
Redemption Fee
Redemption fee	17,617	7,460
Net Assets
Total decrease in net assets	(20,503,795)	(48,606,328)
Beginning of year	346,346,792	394,953,120
End of year	$ 325,842,997	$ 346,346,792
Undistributed net investment income	$ 2,570,484	$ 1,592,331

See Notes to Financial Statements.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	15

Financial Highlights
			Institutional
			Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 13.01	$ 13.10	$ 15.85	$ 16.66	$ 12.71
Net investment income[1]	0.13	0.13	0.10	0.16	0.16
Net realized and unrealized gain (loss)[2]	1.20	0.04	(2.74)	(0.84)	3.80
Net increase (decrease) from investment operations	1.33	0.17	(2.64)	(0.68)	3.96
Dividends from net investment income	(0.14)	(0.26)	(0.11)	(0.13)	(0.01)
Net asset value, end of year	$ 14.20	$ 13.01	$ 13.10	$ 15.85	$ 16.66
Total Investment Return[3]
Based on net asset value	10.14%	1.16%	(16.45)%	(4.21)%	31.17%
Ratios to Average Net Assets
Total expenses	1.17%	1.09%	1.08%	0.97%	1.01%
Total expenses after fees waived and paid indirectly	1.17%	1.08%	1.07%	0.97%	1.01%
Net investment income	0.87%	0.93%	0.94%	0.87%	1.07%
Supplemental Data
Net assets, end of year (000)	$ 49,528	$ 52,221	$ 76,121	$ 216,839	$ 284,754
Portfolio turnover	135%	139%	222%	94%	91%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

16	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Financial Highlights (continued)
			Investor A
			Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 12.83	$ 12.93	$ 15.63	$ 16.44	$ 12.57
Net investment income[1]	0.11	0.09	0.08	0.11	0.11
Net realized and unrealized gain (loss)[2]	1.18	0.05	(2.71)	(0.83)	3.76
Net increase (decrease) from investment operations	1.29	0.14	(2.63)	(0.72)	3.87
Dividends from net investment income	(0.11)	(0.24)	(0.07)	(0.09)	–
Net asset value, end of year	$ 14.01	$ 12.83	$ 12.93	$ 15.63	$ 16.44
Total Investment Return[3]
Based on net asset value	9.99%	0.93%	(16.71)%	(4.47)%	30.79%
Ratios to Average Net Assets
Total expenses	1.32%	1.34%	1.38%	1.25%	1.30%
Total expenses after fees waived and paid indirectly	1.32%	1.34%	1.38%	1.25%	1.30%
Net investment income	0.71%	0.66%	0.73%	0.62%	0.75%
Supplemental Data
Net assets, end of year (000)	$ 204,881	$ 214,227	$ 229,382	$ 316,147	$ 288,912
Portfolio turnover	135%	139%	222%	94%	91%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	17

Financial Highlights (continued)

			Investor B
			Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 12.21	$ 12.24	$ 14.83	$ 15.66	$ 12.07
Net investment loss[1]	(0.03)	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gain (loss)[2]	1.13	0.04	(2.56)	(0.79)	3.60
Net increase (decrease) from investment operations	1.10	0.01	(2.59)	(0.83)	3.59
Dividends from net investment income	–	(0.04)	–	–	–
Net asset value, end of year	$ 13.31	$ 12.21	$ 12.24	$ 14.83	$ 15.66
Total Investment Return[3]
Based on net asset value	9.01%	0.06%	(17.46)%	(5.30)%	29.74%
Ratios to Average Net Assets
Total expenses	2.22%	2.22%	2.31%	2.11%	2.15%
Total expenses after fees waived and paid indirectly	2.22%	2.22%	2.31%	2.11%	2.15%
Net investment loss	(0.20)%	(0.27)%	(0.26)%	(0.25)%	(0.10)%
Supplemental Data
Net assets, end of year (000)	$ 4,906	$ 6,887	$ 10,946	$ 27,988	$ 47,186
Portfolio turnover	135%	139%	222%	94%	91%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Financial Highlights (continued)

			Investor C
			Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 12.13	$ 12.26	$ 14.83	$ 15.65	$ 12.06
Net investment loss[1]	(0.02)	(0.02)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss)[2]	1.13	0.03	(2.56)	(0.80)	3.60
Net increase (decrease) from investment operations	1.11	0.01	(2.57)	(0.82)	3.59
Dividends from net investment income	–	(0.14)	–	–	–
Net asset value, end of year	$ 13.24	$ 12.13	$ 12.26	$ 14.83	$ 15.65
Total Investment Return[3]
Based on net asset value	9.15%	0.01%	(17.33)%	(5.24)%	29.77%
Ratios to Average Net Assets
Total expenses	2.14%	2.15%	2.21%	2.03%	2.10%
Total expenses after fees waived and paid indirectly	2.14%	2.15%	2.21%	2.03%	2.10%
Net investment loss	(0.11)%	(0.16)%	(0.10)%	(0.15)%	(0.04)%
Supplemental Data
Net assets, end of year (000)	$ 49,803	$ 55,083	$ 63,637	$ 92,737	$ 70,835
Portfolio turnover	135%	139%	222%	94%	91%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	19

Financial Highlights (concluded)

			Class R
			Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$ 12.40	$ 12.53	$ 15.20	$ 16.04	$ 12.30
Net investment income[1]	0.05	0.04	0.03	0.04	0.06
Net realized and unrealized gain (loss)[2]	1.15	0.03	(2.64)	(0.80)	3.68
Net increase (decrease) from investment operations	1.20	0.07	(2.61)	(0.76)	3.74
Dividends from net investment income	(0.07)	(0.20)	(0.06)	(0.08)	–
Net asset value, end of year	$ 13.53	$ 12.40	$ 12.53	$ 15.20	$ 16.04
Total Investment Return[3]
Based on net asset value	9.63%	0.47%	(17.06)%	(4.81)%	30.41%
Ratios to Average Net Assets
Total expenses	1.71%	1.74%	1.85%	1.63%	1.63%
Total expenses after fees waived and paid indirectly	1.71%	1.74%	1.85%	1.63%	1.63%
Net investment income	0.32%	0.30%	0.30%	0.26%	0.44%
Supplemental Data
Net assets, end of year (000)	$ 16,725	$ 17,928	$ 14,867	$ 15,236	$ 3,880
Portfolio turnover	135%	139%	222%	94%	91%

1 Based on average shares outstanding.
2 Includes a redemption fee, which is less than $0.01 per share.
3 Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

20	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Global Growth Fund, Inc. (“the Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C
Shares may be subject to a contingent deferred sales charge. Class R
Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R
Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B
Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A
distribution and service plan).

Reorganization: On March 18, 2011, the Board of Directors (“the
Board”) of the Fund approved a plan of reorganization, whereby
BlackRock Global Opportunities Portfolio (“Global Opportunities”), a
series of BlackRock Funds, will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of Global Opportunities. At a shareholder meeting on
August 25, 2011, shareholders of the Fund approved the plan of reorganization.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
The Fund fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the
Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System ("NASDAQ") are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC
Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money
Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to
25% of its investment daily, although the manager of the Money
Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock
Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the
Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-
advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant.
The pricing of all Fair Value Assets is subsequently reported to the
Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the
Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value

BLACKROCK GLOBAL GROWTH FUND, INC. AUGUST 31, 2011 21

Notes to Financial Statements (continued)

such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars;
the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are segregated on the
Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Fund either deliver collateral or segregate assets in connection with certain investments (e.g., foreign currency exchange contracts and options written), the Fund will, consistent with
SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.
Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.
Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the
Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive dividend or interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended August 31,
2011, the Fund accepted only cash collateral in connection with securities loaned.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended August 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting
Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3:
quantitative information about the unobservable inputs and
assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs.
In addition, the amounts and reasons for all transfers in and out of
Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the
Fund’s financial statements and disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if

22	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Notes to Financial Statements (continued)

applicable are shown as fees paid indirectly in the Statement of
Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract.
The Fund's maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. master agreement ("ISDA Master
Agreement") implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000.
To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and
Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor its obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC
derivatives to terminate derivative contracts prior to maturity in the event the Fund's net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the
investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the
Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases
(writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset
(liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is
“covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the
Fund purchasing or selling a security at a price different from the current market value.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of August 31,
2011

Asset Derivatives
Statement of Assets and
	Liabilities Location	Value
Unrealized appreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$ 557,414

Liability Derivatives
Statement of Assets and
	Liabilities Location	Value
Unrealized depreciation
Foreign currency	on foreign currency
exchange contracts	exchange contracts	$ (988,337)

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	23

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the
Statement of Operations
Year Ended August 31, 2011
Net Realized Gain From
Foreign
Currency
	Transactions	Options
Foreign currency exchange
contracts	$ 1,146,638	--
Equity contracts	--	$ 444,582

Net Change in Unrealized
Appreciation/Depreciation on
Foreign
Currency
	Transactions	Options
Foreign currency exchange
contracts	$ (1,113,925)	--
Equity contracts	--	$ (82,315)

For the year ended August 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts-US dollars
purchased	18
Average number of contracts-US dollars sold	25
Average US dollar amounts purchased	$ 44,564,374
Average US dollar amounts sold	$ 41,089,023
Options:
Average number of option contracts written	1,003
Average notional value of option contracts
written	$ 6,525

3. Investment Advisory Agreement and Other Transactions with
Affiliates:

The PNC Financial Services Group, Inc. ("PNC") and Barclays Bank PLC
("Barclays") are the largest stockholders of BlackRock, Inc.
("BlackRock"). Due to the ownership structure, PNC is an affiliate for
1940 Act purposes, but Barclays is not.

The Fund entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the
Fund pays the Manager a monthly fee at an annual rate of 0.75% of the average daily value of the Fund’s net assets not exceeding $1.5 billion and 0.725% of the average daily value of the Fund’s net assets in excess of $1.5 billion.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the
Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any.
These amounts are included in fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Investment Management, LLC (“BIM”), an affiliate of the Manager. The
Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the
Manager.

For the year ended August 31, 2011, the Fund reimbursed the
Manager $5,528 for certain accounting services, which are included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution and
Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in
accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	--
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended August 31, 2011, affiliates earned underwriting discounts, direct commissions and dealer concessions of $3,585 on sales of the Fund’s Investor A Shares.

For the year ended August 31, 2011, affiliates received contingent deferred sales charges of $15,126 and $2,107 relating to transactions in Investor B and Investor C shares, respectively.

Furthermore, affiliates received contingent deferred sales charges of
$16,769 relating to transactions subject to front-end sales charge waivers on the Fund’s Investor A shares.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provided the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August
31, 2011, the Fund paid $37 to affiliates in return for these services, which is included in transfer agent in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended August 31, 2011, the
Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statement of Operations:

24	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Notes to Financial Statements (continued)

Institutional	$ 952
Investor A	$ 3,728
Investor B	$ 272
Investor C	$ 1,176
Class R	$ 200

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable are shown in the
Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments.
The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended August 31, 2011, BIM received $146 in securities lending agent fees related to securities lending activities for the Fund.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the
Manager for compensation paid to the Fund's Chief Compliance Officer.

4. Investments:

Purchases and sales of investments excluding short-term securities, for the year ended August 31, 2011, were $500,418,512 and
$551,891,056, respectively.

Transactions in options written for the year ended August 31, 2011, were as follows:

	Calls		Puts
	Option Premiums Option Premiums
	Contracts Received Contracts Received
Outstanding options,
beginning of year	4,571 $169,514		4,434 $126,182
Options written	1,345	73,543	2,668	76,510
Options expired	(2,590) (143,789)		(7,102) (202,692)
Options exercised	(3,189)	(78,715)	--	--
Options closed	(137)	(20,553)	--	--
Outstanding options,
end of year	--	--	--	--

5. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2011 attributable to foreign currency transactions, the sale of stock of passive foreign investment companies and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$ (251,751,432)
Undistributed net investment income	$ 1,203,034
Accumulated net realized loss	$ 250,548,398

The tax character of distributions paid during the fiscal year ended
August 31, 2011 and fiscal year ended August 31, 2010 was as follows:

Ordinary income
8/31/2011	$ 2,397,378
8/31/2010	$ 6,622,370

As of August 31, 2011, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$ 2,150,305
Capital loss carryforwards	(132,383,101)
Net unrealized losses*	(4,937,364)
Total	$ (135,170,160)

* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of August 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires August 31,
2017	$ 25,919,213
2018	106,463,888
Total	$ 132,383,101

Under the recently enacted Regulated Investment Company
Modernization Act of 2010, capital losses incurred by the Fund after
August 31, 2011 will not be subject to expiration. In addition, any such losses must be utilized prior to the losses incurred in pre-enactment taxable years.

6. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. Effective
November 2009, the credit agreement had the following terms: 0.02%
upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month London Interbank Offered
Rate (“LIBOR”) plus 1.25% per annum and (b) the Fed Funds rate plus
1.25% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2009. Effective November
2010, the credit agreement was renewed until November 2011 with the following terms: a commitment fee of 0.08% per annum based on

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	25

Notes to Financial Statements (continued)

the Fund's pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum and (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Fund paid administration and arrangement fees which were allocated to the Fund based on its net assets as of October 31, 2010. The Fund did not borrow under the credit agreement during the year ended August 31, 2011.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund;
conditions affecting the general economy; overall market changes;
local, regional or global political, social or economic instability; and
currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments.
The Fund manages counterparty credit risk by entering into
transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund's exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund's Statement of Asset and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Please see the
Schedule of Investments for concentrations in specific countries.

As of August 31, 2011, the Fund had the following industry
classifications:

Percent of
Long-Term
Industry	Investments
Oil, Gas & Consumable Fuels	8%
Commercial Banks	8
Pharmaceutical	6
Food products	5
Other*	73

* All other industries held were each less than 5% of long-term investments.

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	August 31, 2011		August 31, 2010
	Shares	Amount	Shares	Amount
Institutional
Shares sold	376,520	$ 5,843,919	555,988	$ 7,625,599
Shares issued to shareholders in reinvestment of dividends	28,434	435,614	88,712	1,243,383
Total issued	404,954	6,279,533	644,700	8,868,982
Shares redeemed	(933,160)	(14,239,935)	(2,440,086)	(32,024,184)
Net decrease	(528,206)	$ (7,960,402)	(1,795,386)	$ (23,155,202)
Investor A
Shares sold and automatic conversion of shares	1,560,611	$ 23,663,422	2,013,587	$ 27,223,532
Shares issued to shareholders in reinvestment of dividends	99,348	1,503,174	253,695	3,511,397
Total issued	1,659,959	25,166,596	2,267,282	30,734,929
Shares redeemed	(3,740,796)	(56,966,594)	(3,300,455)	(44,565,168)
Net decrease	(2,080,837)	$ (31,799,998)	(1,033,173)	$ (13,830,239)
Investor B
Shares sold	12,087	$ 173,811	35,660	$ 459,239
Shares issued to shareholders in reinvestment of dividends	--	--	1,943	25,740
Total issued	12,087	173,811	37,603	484,979
Shares redeemed and automatic conversion of shares	(207,734)	(2,990,025)	(367,448)	(4,767,004)
Net decrease	(195,647)	$ (2,816,214)	(329,845)	$ (4,282,025)
Investor C
Shares sold	228,914	$ 3,300,794	447,828	$ 5,796,480
Shares issued to shareholders in reinvestment of dividends	--	--	46,561	613,274
Total issued	228,914	3,300,794	494,389	6,409,754
Shares redeemed	(1,007,941)	(14,409,219)	(1,146,547)	(14,666,162)
Net decrease	(779,027)	$ (11,108,425)	(652,158)	$ (8,256,408)
Class R
Shares sold	521,014	$ 7,602,227	817,107	$ 10,699,585
Shares issued to shareholders in reinvestment of dividends	6,760	99,031	19,074	255,979
Total issued	527,774	7,701,258	836,181	10,955,564
Shares redeemed	(737,304)	(10,894,679)	(576,894)	(7,447,567)
Net increase (decrease)	(209,530)	$ (3,193,421)	259,287	$ 3,507,997

26	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Notes to Financial Statements (concluded)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders.
The redemption fees are recorded as a credit to paid-in-capital.
Effective April 1, 2011, the redemption fee was terminated and is no longer charged by the Fund.

9. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted.

As discussed in Note 1, the reorganization took place on September
12, 2011. In connection with the reorganization, Global Opportunities acquired substantially all of the assets and assumed certain stated
liabilities of the Fund, with a net asset value of $304,152,785, in exchange for the following newly issued shares of Global Opportunities:

Share Class	Shares Issued
Institutional	4,690,343
Investor A	19,605,539
Investor B	476,778
Investor C	4,865,475
Class R	1,613,792

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock
Global Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities for BlackRock Global Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the
Public Company Accounting Oversight Board (United States). Those
standards require that we plan and perform the audit to obtain reason-
able assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit proce-
dures that are appropriate in the circumstances, but not for the pur-
pose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
BlackRock Global Growth Fund, Inc. as of August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in con-
formity with accounting principles generally accepted in the United
States of America.

As discussed in Note 9 of the Notes to Financial Statements, the reor-
ganization of the Fund described in Note 1 to the Financial Statements took place on September 12, 2011.

Deloitte & Touche LLP
Boston, Massachusetts
October 27, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distribution paid by the Fund during the fiscal year ended August 31, 2011 and the period ended September 12, 2011.

	Record Date	12/13/2010	9/06/2011
	Payable Date	12/15/2010	9/08/2011
Qualified Dividend Income for Individuals †		100%	77.70%
Dividends Qualifying for the Dividend Received Deduction for Corporations †		100%	76.23%

† The Fund hereby designates the percentage indicated above or the maximum amount allowed by law.

28	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of the BlackRock Global Growth Fund,
Inc. (the “Fund”) met on April 12, 2011 and May 10–11, 2011 to con-
sider the approval of the Fund’s investment advisory agreement (the
“Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-
Advisor”), with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the
Sub-Advisory Agreement are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “inter-
ested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board
Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The
Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the
Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and
Nominating Committee, a Compliance Committee, a Performance
Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance
Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent
Board Members. The Board also established an ad hoc committee, the Joint Product Pricing Committee, which consisted of Independent
Board Members and directors/trustees of the boards of certain other
BlackRock-managed funds, who were not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the contin-
uation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were:

(a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, admin-
istration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s imple-
mentation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio trans-
actions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual manage-
ment fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 12, 2011 meeting, the Board requested and received materials specifically relating to the Agreements.
The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meet-
ing included (a) information independently compiled and prepared by
Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders;
(c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the adminis-
tration fee, if any) charged to other clients, such as institutional clients,
ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the
Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

At an in-person meeting held on April 12, 2011, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 12, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional informa-
tion. BlackRock responded to these requests with additional written information in advance of the May 10–11, 2011 Board meeting.

At an in-person meeting held on May 10–11, 2011, the Board, including the Independent Board Members, unanimously approved the continua-
tion of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Fund, each for a one-year term ending June 30,
2012. In approving the continuation of the Agreements, the Board con-
sidered: (a) the nature, extent and quality of the services provided by
BlackRock; (b) the investment performance of the Fund and BlackRock;
(c) the advisory fee and the cost of the services and profits to be real-
ized by BlackRock and its affiliates from their relationship with the Fund;
(d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valua-
tion and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board
Member may have attributed different weights to the various
items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock:
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the
Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with
BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities,
BlackRock’s use of technology, BlackRock’s commitment to compliance,
BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capa-
bilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel.
The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addi-
tion to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including (i) preparing dis-
closure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and pro-
cedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board,
including the Independent Board Members, also reviewed and consid-
ered the performance history of the Fund. In preparation for the April 12,
2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s per-
formance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the
Board received and reviewed information regarding the investment per-
formance of the Fund as compared to funds in the Fund’s applicable
Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the
Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board noted that the Fund ranked in the second, fourth and first quartiles against its Lipper Performance Universe for the one-, three-
and five-year periods reported, respectively.

30	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

The Board noted that BlackRock has made changes to the organization of the overall equity group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory/Management Fees and the Cost of the
Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent
Board Members, reviewed the Fund’s contractual management fee ratio compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee ratio, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed
BlackRock’s profitability with respect to the Fund and other funds the
Board currently oversees for the year ended December 31, 2010 com-
pared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board
reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line prof-
itability of other advisors is not publicly available. The Board considered
BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-
traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality invest-
ment management personnel to perform its obligations under the
Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted that the
Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund.

E. Other Factors Deemed Relevant by the Board Members: The Board,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and signifi-
cant shareholders may derive from their respective relationships with the
Fund, both tangible and intangible, such as BlackRock’s ability to lever-
age its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the invest-
ment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transac-
tions to assist in managing all or a number of its other client accounts.
The Board further noted that BlackRock’s funds may invest in affiliated
ETFs without any offset against the management fees payable by the funds to BlackRock.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund market-
place, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the
Manager and the Fund for a one-year term ending June 30, 2012 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2012.
As part of its approval, the Board considered the detailed review of
BlackRock’s fee structure, as it applies to the Fund, conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of the
Fund and its shareholders. In arriving at its decision to approve the
Agreements, the Board did not identify any single factor or group of fac-
tors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor
Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Officers and Directors

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1]
Robert M. Hernandez	Chairman of	Since	Director, Vice Chairman and Chief Financial Officer of USX	29 RICs consisting of	ACE Limited
55 East 52nd Street	the Board	2007	Corporation (energy and steel business) from 1991 to 2001.	83 Portfolios	(insurance company);
New York, NY 10055	and Director				Eastman Chemical
1944					Company (chemicals);
RTI International
Metals, Inc. (metals);
TYCO Electronics
(electronics)
Fred G. Weiss	Vice Chairman	Since	Managing Director, FGW Associates (consulting and investment	29 RICs consisting of	Watson
55 East 52nd Street	of the Board	2007	company) since 1997; Director and Treasurer, Michael J. Fox	83 Portfolios	Pharmaceutical, Inc.
New York, NY 10055	and Director		Foundation for Parkinson’s Research since 2000; Director, BTG		(pharmaceutical)
1941			International Plc (medical technology commercialization
company) from 2001 to 2007.
James H. Bodurtha	Director	Since	Director, The China Business Group, Inc. (consulting firm) since	29 RICs consisting of	None
55 East 52nd Street		2002	1996 and Executive Vice President thereof from 1996 to 2003;	83 Portfolios
New York, NY 10055			Chairman of the Board, Berkshire Holding Corporation since 1980.
1944
Bruce R. Bond	Director	Since	Trustee and Member of the Governance Committee, State Street	29 RICs consisting of	None
55 East 52nd Street		2007	Research Mutual Funds from 1997 to 2005; Board Member	83 Portfolios
New York, NY 10055			of Governance, Audit and Finance Committee, Avaya Inc.
1946			(computer equipment) from 2003 to 2007.
Donald W. Burton	Director	Since	Managing General Partner, The Burton Partnership, LP (an	29 RICs consisting of	Knology, Inc. (tele-
55 East 52nd Street		2002	investment partnership) since 1979; Managing General Partner,	83 Portfolios	communications);
New York, NY 10055			The South Atlantic Venture Funds since 1983; Director, Lifestyle		Capital Southwest
1944			Family Fitness (fitness industry) since 2006; Director, IDology, Inc.		(financial)
(technology solutions) since 2006; Member of the Investment
Advisory Council of the Florida State Board of Administration from
2001 to 2007.
Honorable Stuart	Director	Since	Partner and Head of International Practice, Covington and	29 RICs consisting of	Alcatel-Lucent (tele-
E. Eizenstat		2007	Burling LLP (law firm) since 2001; International Advisory Board	83 Portfolios	communications);
55 East 52nd Street			Member, The Coca-Cola Company since 2002; Advisory Board		Global Specialty
New York, NY 10055			Member, Veracity Worldwide, LLC (risk management) since 2007;		Metallurgical (metal-
1943			Member of the Board of Directors, Chicago Climate Exchange		lurgical industry);
			(environmental) since 2006; Member of the International Advisory		UPS Corporation
			Board GML (energy) since 2003; Advisory Board Member, BT		(delivery service)
Americas (telecommunications) from 2004 to 2010.
Kenneth A. Froot	Director	Since	Professor, Harvard University since 1992.	29 RICs consisting of	None
55 East 52nd Street		2005		83 Portfolios
New York, NY 10055
1957
John F. O’Brien	Director	Since	Chairman and Director, Woods Hole Oceanographic Institute	29 RICs consisting of	Cabot Corporation
55 East 52nd Street		2007	since 2009 and Trustee thereof from 2003 to 2009; Director,	83 Portfolios	(chemicals); LKQ
New York, NY 10055			Allmerica Financial Corporation from 1995 to 2003; Director,		Corporation (auto
1943			ABIOMED from 1989 to 2006; Director, Ameresco, Inc.		parts manufacturing);
			(energy solutions company) from 2006 to 2007; Vice Chairman		TJX Companies, Inc.
			and Director, Boston Lyric Opera from 2002 to 2007.		(retailer)
Roberta Cooper Ramo	Director	Since	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law	29 RICs consisting of	None
40 East 52nd Street		2002	firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail)	83 Portfolios
New York, NY 10022			since 2000; Director, ECMC Group (service provider to
1942			students, schools and lenders) since 2001; President, The
American Law Institute (non-profit) since 2008; President,
American Bar Association from 1995 to 1996.

BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011	33

Officers and Directors (continued)

Number of BlackRock-
Advised Registered
		Length		Investment Companies
	Position(s)	of Time		(“RICs”) Consisting of
Name, Address	Held with	Served as		Investment Portfolios	Public
and Year of Birth	Fund	a Director[2]	Principal Occupation(s) During Past Five Years	(“Portfolios”) Overseen	Directorships
Independent Directors[1] (concluded)
David H. Walsh	Director	Since	Director, National Museum of Wildlife Art since 2007; Trustee,	29 RICs consisting of	None
55 East 52nd Street		2003	University of Wyoming Foundation since 2008; Director,	83 Portfolios
New York, NY 10055			Ruckelshaus Institute and Haub School of Natural Resources
1941			at the University of Wyoming from 2006 to 2008; Director,
The American Museum of Fly Fishing since 1997; Director,
The National Audubon Society from 1998 to 2005.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served as a Director for the Fund covered by this annual report. Following the combination of Merrill
Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the
Fund’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H.
Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez,
1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive	62 RICs consisting of	None
55 East 52nd Street		2007	Officer, State Street Research & Management Company from	187 Portfolios
New York, NY 10055			2000 to 2005; Chairman of the Board of Trustees, State Street
1945			Research Mutual Funds from 2000 to 2005.
Laurence D. Fink	Director	Since	Chairman and Chief Executive Officer of BlackRock, Inc. since its	29 RICs consisting of	None
55 East 52nd Street		2007	formation in 1998 and of BlackRock, Inc.’s predecessor entities	83 Portfolios
New York, NY 10055			since 1988 and Chairman of the Executive and Management
1952			Committees; Formerly Managing Director, The First Boston Corp-
oration, Member of its Management Committee, Co-head of its
Taxable Fixed Income Division and Head of its Mortgage and Real
Estate Products Group; Chairman of the Board of several of
BlackRock’s alternative investment vehicles; Director of several of
BlackRock’s offshore funds; Member of the Board of Trustees of
New York University, Chair of the Financial Affairs Committee and
a member of the Executive Committee, the Ad Hoc Committee on
Board Governance, and the Committee on Trustees; Co-Chairman
of the NYU Hospitals Center Board of Trustees, Chairman of the
Development/Trustee Stewardship Committee and Chairman of
the Finance Committee; Trustee, The Boys’ Club of New York.
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing	158 RICs consisting of	None
55 East 52nd Street		2007	Director, BlackRock, Inc. from 1989 to 2007; Chief	283 Portfolios
New York, NY 10055			Administrative Officer, BlackRock Advisors, LLC from 1998 to
1947			2007; President of BlackRock Funds and BlackRock Bond
Allocation Target Shares from 2005 to 2007 and Treasurer of
certain closed-end funds in the BlackRock fund complex from
1989 to 2006.
[3] Messrs. Davis and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affil-
iates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of
BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

34	BLACKROCK GLOBAL GROWTH FUND, INC.	AUGUST 31, 2011

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Fund	Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski	President	Since	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009;
55 East 52nd Street	and Chief	2010	Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management,
New York, NY 10055	Executive		L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President
1964	Officer		thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director, Family
Resource Network (charitable foundation) since 2009.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock's US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the
55 East 52nd Street		2007	MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group
New York, NY 10055			from 2001 to 2006.
1970
Brian Kindelan	Chief Compliance	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Officer and Anti-	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Money Laundering
1959	Officer
Ira P. Shapiro	Secretary	Since	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays
55 East 52nd Street		2010	Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
New York, NY 10055
1963
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained with-
out charge by calling (800) 441-7762.

Investment Advisor	Custodian	Transfer Agent	Distributor	Independent
BlackRock Advisors, LLC	State Street Bank	BNY Mellon Investment	BlackRock Investments, LLC	Registered Public
Wilmington, DE 19809	and Trust Company	Servicing (US) Inc.	New York, NY 10022	Accounting Firm
	Boston, MA 02111	Wilmington, DE 19809		Deloitte & Touche LLP
Sub-Advisor			Legal Counsel	Boston, MA 02116
BlackRock Investment		Accounting Agent	Willkie Farr & Gallagher LLP
Management, LLC		State Street Bank	New York, NY 10019	Address of the Fund
Princeton, NJ 08540		and Trust Company		100 Bellevue Parkway
		Boston, MA 02116		Wilmington, DE 19809

BLACKROCK GLOBAL GROWTH FUND, INC. AUGUST 31, 2011 35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless

accompanied or preceded by the Fund’s current prospec-

tus. Past performance results shown in this report should

not be considered a representation of future performance.

Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less

than their original cost. Statements and other information

herein are as dated and are subject to change. Please see

the Fund’s prospectus for a description of risk associated

with global investments.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Global
Growth Fund, Inc.	$36,800	$35,700	$0	$0	$41,200	$6,100	$0	$94

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock
Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services includes tax compliance, tax advice and tax planning.
3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and
b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-
by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or
$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Global Growth
Fund, Inc.	$41,200	$16,971

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and
$2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants – Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – Not Applicable

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Growth Fund, Inc.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Growth Fund, Inc.

Date: November 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /S/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Global Growth Fund, Inc.

Date: November 4, 2011

By: /S/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Global Growth Fund, Inc.

Date: November 4, 2011